Exhibit 25.1

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)           ☐

THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.
(Exact name of trustee as specified in its charter)

95-3571558
(Jurisdiction of incorporation	(I.R.S. employer
if not a U.S. national bank)	identification no.)

400 South Hope Street
Suite 500
Los Angeles, California	90071
(Address of principal executive offices)	(Zip code)

Molson Coors Brewing Company
(Exact name of obligor as specified in its charter)

Delaware	84-0178360
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

1801 California Street, Suite 4600
Denver, Colorado	80202
(Address of principal executive offices)	(Zip code)

1555 Notre Dame Street East
Montréal, Québec
Canada H2L 2R5
(Address of principal executive offices)	(Zip code)

Molson Coors International LP

(Exact name of obligor as specified in its charter)

Delaware	61-1529355
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

1801 California Street, Suite 4600
Denver, Colorado	80202
(Address of principal executive offices	(Zip code)

Molson Coors Holdco Inc.

(Exact name of obligor as specified in its charter)

Delaware	45-4978838
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

1801 California Street, Suite 4600
Denver, Colorado	80202
(Address of principal executive offices	(Zip code)

MillerCoors LLC

(Exact name of obligor as specified in its charter)

Delaware	26-2387410
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

250 S. Wacker Drive, Suite 800
Chicago, Illinois	60606
(Address of principal executive offices	(Zip code)

MillerCoors USA LLC

(Exact name of obligor as specified in its charter)

Delaware	30-1004075
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

250 S. Wacker Drive, Suite 800
Chicago, Illinois	60606
(Address of principal executive offices	(Zip code)

Coors Brewing Company

(Exact name of obligor as specified in its charter)

Colorado	35-2400440
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

1801 California Street, Suite 4600
Denver, Colorado	80202
(Address of principal executive offices	(Zip code)

Newco3, Inc.

Exact name of obligor as specified in its charter)

Colorado	80-0357759
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

1801 California Street, Suite 4600
Denver, Colorado	80202
(Address of principal executive offices	(Zip code)

CBC Holdco LLC

(Exact name of obligor as specified in its charter)

Colorado	37-1542462
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

1801 California Street, Suite 4600
Denver, Colorado	80202
(Address of principal executive offices	(Zip code)

CBC Holdco 2 LLC

(Exact name of obligor as specified in its charter)

Colorado	27-5470101
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

1801 California Street, Suite 4600
Denver, Colorado	80202
(Address of principal executive offices	(Zip code)

CBC Holdco 3, Inc.

(Exact name of obligor as specified in its charter)

Colorado	81-3919736
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

1801 California Street, Suite 4600
Denver, Colorado	80202
(Address of principal executive offices	(Zip code)

Molson Canada 2005

(Exact name of obligor as specified in its charter)

Ontario	98-0458610
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

33 Carlingview Drive
Toronto, Ontario
Canada M9W 5E4
(Address of principal executive offices)	(Zip code)

Molson Coors International General, ULC

(Exact name of obligor as specified in its charter)

Nova Scotia	98-0532434
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

33 Carlingview Drive
Toronto, Ontario
Canada M9W 5E4
(Address of principal executive offices)	(Zip code)

Molson Coors Callco ULC

(Exact name of obligor as specified in its charter)

Nova Scotia	98-0451609
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

33 Carlingview Drive
Toronto, Ontario
Canada M9W 5E4
(Address of principal executive offices)	(Zip code)

Coors International Holdco 2, ULC

(Exact name of obligor as specified in its charter)

Nova Scotia	98-1322671
(State or other jurisdiction of	(I.R.S. employer
incorporation or organization)	identification no.)

33 Carlingview Drive
Toronto, Ontario
Canada M9W 5E4
(Address of principal executive offices)	(Zip code)

Debt Securities and Guarantees of Debt Securities

(Title of the indenture securities)

1.                                      General information.  Furnish the following information as to the trustee:

(a)                                 Name and address of each examining or supervising authority to which it is subject.

Name	Address
Comptroller of the Currency United States Department of the Treasury	Washington, DC 20219

Federal Reserve Bank	San Francisco, CA 94105

Federal Deposit Insurance Corporation	Washington, DC 20429

 (b)                              Whether it is authorized to exercise corporate trust powers.

Yes.

2.                                      Affiliations with Obligor.

If the obligor is an affiliate of the trustee, describe each such affiliation.

None.

16.                               List of Exhibits.

Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the “Act”) and 17 C.F.R. 229.10(d).

1.                                      A copy of the articles of association of The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (Exhibit 1 to Form T-1 filed with Registration Statement No. 333-121948 and Exhibit 1 to Form T-1 filed with Registration Statement No. 333-152875).

2.                                      A copy of certificate of authority of the trustee to commence business. (Exhibit 2 to Form T-1 filed with Registration Statement No.333-121948).

3.                                      A copy of the authorization of the trustee to exercise corporate trust powers (Exhibit 3 to Form T-1 filed with Registration Statement No.333-152875).

4.                                      A copy of the existing by-laws of the trustee (Exhibit 4 to Form T-1 filed with Registration Statement No. 333-162713).

6.                                      The consent of the trustee required by Section 321(b) of the Act (Exhibit 6 to Form T-1 filed with Registration Statement No. 333-152875).

7.                                      A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

SIGNATURE

Pursuant to the requirements of the Act, the Trustee, The Bank of New York Mellon Trust Company, N.A., a banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, and State of Illinois, on the 1st day of March, 2018.

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

By:	/s/ Lawrence M. Kusch
Name:	Lawrence M. Kusch
Title:	Vice President

EXHIBIT 7

Consolidated Report of Condition of

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.

of 400 South Hope Street, Suite 500, Los Angeles, CA 90071

At the close of business December 31, 2017, published in accordance with Federal regulatory authority instructions.

Dollar amounts
in thousands
ASSETS
Cash and balances due from depository institutions:
Noninterest-bearing balances and currency and coin	4,247
Interest-bearing balances	533,579
Securities:
Held-to-maturity securities	0
Available-for-sale securities	542,018
Federal funds sold and securities purchased under agreements to resell:
Federal funds sold	0
Securities purchased under agreements to resell	0
Loans and lease financing receivables:
Loans and leases held for sale	0
Loans and leases, held for investment	0
LESS: Allowance for loan and lease losses	0
Loans and leases held for investment, net of allowance	0
Trading assets	0
Premises and fixed assets (including capitalized leases)	10,756
Other real estate owned	0
Investments in unconsolidated subsidiaries and associated companies	0
Direct and indirect investments in real estate ventures	0
Intangible assets:
Goodwill	856,313
Other intangible assets	24,347
Other assets	121,741
Total assets	$2,093,001

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LIABILITIES

Deposits:
In domestic offices	602
Noninterest-bearing	602
Interest-bearing	0
Not applicable
Federal funds purchased and securities sold under agreements to repurchase:
Federal funds purchased	0
Securities sold under agreements to repurchase	0
Trading liabilities	0
Other borrowed money:
(includes mortgage indebtedness and obligations under capitalized leases)	0
Not applicable
Not applicable
Subordinated notes and debentures	0
Other liabilities	222,312
Total liabilities	222,914
Not applicable

EQUITY CAPITAL

Perpetual preferred stock and related surplus	0
Common stock	1,000
Surplus (exclude all surplus related to preferred stock)	1,123,124
Not available
Retained earnings	747,028
Accumulated other comprehensive income	-1,065
Other equity capital components	0
Not available
Total bank equity capital	1,870,087
Noncontrolling (minority) interests in consolidated subsidiaries	0
Total equity capital	1,870,087
Total liabilities and equity capital	2,093,001

I, Matthew J. McNulty, CFO of the above-named bank do hereby declare that the Reports of Condition and Income (including the supporting schedules) for this report date have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

Matthew J. McNulty	)	CFO

We, the undersigned directors (trustees), attest to the correctness of the Report of Condition (including the supporting schedules) for this report date and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Antonio I. Portuondo, President	)
William D. Lindelof, Director	)	Directors (Trustees)
Alphonse J. Briand, Director	)

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